Intangible Assets, net - Amortization and Impairment (Details) $ in Thousands	Dec. 31, 2019 USD ($)
Expected amortization expense for next five years
2020	$ 252,983
2021	211,443
2022	181,008
2023	146,148
2024	138,744
Total	$ 930,326